Exhibit 32(b)

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18U.S.C. SECTION 1350

In connection with the Quarterly Report of Quantum Materials Corp. (the “Company”) on Form 10-Q for the period ending December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Phillips, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Robert A. Phillips
Robert A. Phillips
Principal Financial Officer
February 14, 2019